                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      28
                   DIVIDEND REINVESTMENT PLAN      29



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31
                 RESULTS OF SHAREHOLDER VOTES      32

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

-----------------------------
NYSE Ticker Symbol - VTJ
-----------------------------

                                                    MARKET(1)   NAV(2)
---------------------------------------------------------------------------
One-year total return                                 22.52%     13.53%
---------------------------------------------------------------------------
Five-year average annual total return                  6.89%      6.84%
---------------------------------------------------------------------------
Life-of-Trust average annual total return              6.86%      7.70%
---------------------------------------------------------------------------
Commencement date                                               3/27/92
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          5.71%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                    10.02%
---------------------------------------------------------------------------
Preferred share rate(5)                                          2.150%
---------------------------------------------------------------------------
Net asset value                                                  $17.88
---------------------------------------------------------------------------
Closing common share price                                       $15.96
---------------------------------------------------------------------------
One-year high common share price (10/10/01)                      $16.15
---------------------------------------------------------------------------
One-year low common share price (11/02/00)                      $13.875
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 43.0% combined federal and state tax bracket effective for calendar year 2001, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  60.6%   [PIE CHART]
- AA/Aa..............  14.7%
- A/A................  15.3%
- BBB/Baa............   9.4%
As of October 31, 2000
- AAA/Aaa............  56.1%   [PIE CHART]
- AA/Aa..............  29.8%
- A/A................   8.5%
- BBB/Baa............   5.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/00                                                                      0.0730                             0.0000
12/00                                                                      0.0710                             0.0288
1/01                                                                       0.0710                             0.0000
2/01                                                                       0.0710                             0.0000
3/01                                                                       0.0710                             0.0000
4/01                                                                       0.0710                             0.0000
5/01                                                                       0.0710                             0.0000
6/01                                                                       0.0760                             0.0000
7/01                                                                       0.0760                             0.0000
8/01                                                                       0.0760                             0.0000
9/01                                                                       0.0760                             0.0000
10/01                                                                      0.0760                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
General Purpose                                                            25.10                              28.90
Health Care                                                                14.70                              10.00
Transportation                                                             12.20                              12.50
Water & Sewer                                                              10.70                              15.50
Waste Disposal                                                             10.20                               9.70

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1992 through October 2001)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/92                                                                      14.8100                            15.0000
                                                                          14.8900                            14.8900
                                                                          15.2000                            15.0000
                                                                          15.5200                            15.2500
                                                                          15.6700                            15.1250
3/93                                                                      16.7900                            16.0000
                                                                          17.5000                            16.3750
                                                                          18.3100                            16.8750
                                                                          18.1700                            16.2500
3/94                                                                      15.8000                            14.5000
                                                                          15.6800                            14.2500
                                                                          15.4300                            13.2500
                                                                          14.8800                            13.1250
3/95                                                                      16.2400                            14.5000
                                                                          16.3600                            14.5000
                                                                          16.6100                            14.7500
                                                                          17.5800                            15.5000
3/96                                                                      16.6400                            14.8750
                                                                          16.4400                            15.1250
                                                                          16.7900                            15.2500
                                                                          17.0100                            15.0000
3/97                                                                      16.5900                            15.5000
                                                                          17.0700                            16.1250
                                                                          17.5300                            16.7500
                                                                          17.8700                            17.0625
3/98                                                                      17.8000                            16.9370
                                                                          17.8600                            16.9375
                                                                          18.3900                            17.8125
                                                                          18.0200                            18.3125
3/99                                                                      17.7700                            17.5625
                                                                          16.0100                            16.4075
                                                                          16.4700                            16.5000
                                                                          15.9500                            13.9375
3/00                                                                      16.2100                            14.2500
                                                                          16.2100                            15.0000
                                                                          16.4400                            14.6250
                                                                          17.3000                            14.5625
3/01                                                                      17.5300                            15.1800
                                                                          17.4000                            15.5400
                                                                          17.6700                            15.6300
10/01                                                                     17.8800                            15.9600

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                           [TIMOTHY HANEY PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING
THE PAST 12 MONTHS. TIMOTHY HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds.

This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. However, New Jersey issuance actually declined from the previous year, resulting in relatively fewer investment options for the trust. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    Declining interest rates also triggered an acceleration of call activity. Most of the bonds currently trading were issued in times when higher interest rates were prevalent, and so carry coupons that are in many cases considerably higher than those of current new issues. Issuers moved to take advantage of this difference when they could, and so called back their higher coupon debt in order to refinance at lower interest rates.

    The New Jersey economy declined with the rest of the country, with employment and tax receipts trending lower over the period. The state fared well compared with the rest of the country, though, and unemployment levels remained well below the national level.

    For the 12 months ended October 31, 2001, the trust produced a total return of 22.52 percent based on market price. This reflects an increase in market price from $13.8125 per share on October 31, 2000, to $15.96 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers New Jersey Municipal Bond Index posted a total return of 10.67 percent for the same period. The Lehman Brothers New Jersey Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   The most important change in the
portfolio arose out of the trust's merger with the New Jersey Value Municipal Income Trust. This merger was driven by our belief that the two trusts' investors would be better served by aggregating their long-term investments into one larger pool. This allows us greater flexibility as we manage the trust.

    With interest rates declining so rapidly, taking nominal yields with them, we were also focused on maintaining the trust's dividend. The low interest rates in the market made most purchases unattractive, since they would have lowered the trust's overall yield and thus would have reduced the dividend. As a result, we found the bonds in the trust to be more attractive than most of the New Jersey issuance we saw coming to market. This led us to be less active traders than we would be in normal circumstances.

    Another effect of falling interest rates was a general reduction in the market's duration, which is an indicator of overall sensitivity to interest rates. The trust's duration fell along with the rest of the market. In order to keep the duration in line with our investment targets, we made selective purchases of longer-duration bonds in order to counteract this general shortening. These purchases were usually funded by the sale of shorter duration bonds. In many cases these shorter bonds had either met our performance targets or were, according to our analysis, not likely to produce the level of performance we desired for the trust.

    Most of the purchases we made over the period were in high-grade bonds. We also made selective purchases when our analysis indicated that specific issues offered compelling credit and structural characteristics. In some cases, this analysis led us to examine sectors where we felt the market had overreacted to bad news. Healthcare was a case in point. While we are well aware of the challenges facing that industry, there have been several issues in the market that we believe offer attractive yields and have strong management and financials. We were able to isolate one such credit, an A rated hospital, which we then put into the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

    New Jersey is likely to be strongly affected by the effects of September 11, both because of its proximity to New York and because of its preponderance of high-income households, which makes it particularly sensitive to changes in the stock market. Even with those effects however, we think the state's economy is sufficiently diversified and well positioned to weather the current downturn.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  99.8%
           NEW JERSEY  87.1%
$ 2,000    Atlantic City, NJ Muni Util (AMBAC Insd).... 5.000%   06/01/29   $  2,010,320
  1,000    Bayonne, NJ Muni Util Auth Wtr Sys Rev (MBIA
           Insd)....................................... 5.000    01/01/28      1,005,590
  2,000    Bergen Cnty, NJ Util Auth Wtr Pollutn Ctl
           Rev Ser A (Prerefunded @ 06/15/02) (FGIC
           Insd)....................................... 6.500    12/15/12      2,095,140
  1,500    Brick Twp, NJ Muni Util Auth Rev
           (Prerefunded @ 12/01/02) (AMBAC Insd)....... 6.500    12/01/12      1,600,050
  2,000    Camden Cnty, NJ Muni Util Auth Swr Rev Cap
           Apprec Ser B (FGIC Insd)....................   *      09/01/14      1,087,400
  2,500    Camden Cnty, NJ Muni Util Auth Swr Rev Cap
           Apprec Ser B (FGIC Insd)....................   *      09/01/15      1,273,675
  4,095    Camden, NJ (FSA Insd).......................   *      02/15/11      2,751,922
  1,845    East Orange, NJ Brd Ed Ctf Part Cap Apprec
           (FSA Insd)..................................   *      08/01/19        755,361
  1,845    East Orange, NJ Brd Ed Ctf Part Cap Apprec
           (FSA Insd)..................................   *      02/01/25        562,485
  2,850    East Orange, NJ Brd Ed Ctf Part Cap Apprec
           (FSA Insd)..................................   *      02/01/28        741,399
  2,330    Edgewater, NJ Muni Util Auth Rev Swr Rfdg
           (MBIA Insd).................................   *      11/01/12      1,452,126
    840    Essex Cnty, NJ Impt Auth Lease Jail & Youth
           House Proj (Prerefunded @ 12/01/04) (AMBAC
           Insd)....................................... 6.600    12/01/07        956,180
  1,000    Essex Cnty, NJ Impt Auth Lease Rev Gtd City
           of Newark (AMBAC Insd)...................... 5.125    04/01/29      1,017,140
  1,000    Essex Cnty, NJ Impt Auth Lease-Newark
           (Prerefunded @ 04/01/04).................... 6.600    04/01/14      1,111,240
  1,000    Essex Cnty, NJ Impt Auth Pkg Fac Rev Rfdg
           (AMBAC Insd)................................ 5.000    10/01/22      1,009,400
  3,000    Essex Cnty, NJ Impt Auth Rev Irvington Twp
           Sch Dist (Prerefunded @ 10/01/02) (FSA
           Insd)....................................... 6.625    10/01/17      3,183,540
    500    Essex Cnty, NJ Impt Auth Rev Util Sys East
           Orange Franchise (MBIA Insd)................ 5.000    07/01/28        502,495

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$ 1,000    Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd)..... 5.375%   09/01/10   $  1,089,460
  1,000    Essex Cnty, NJ Util Auth Solid Waste Rev Ser
           A (Prerefunded @ 04/01/06) (FSA Insd)....... 5.500    04/01/11      1,116,890
  1,605    Hoboken, NJ Pkg Auth Pkg Rev Gtd Ser A
           (AMBAC Insd)................................ 5.300    05/01/27      1,670,965
    750    Hudson Cnty, NJ Ctf Part Correctional Fac
           Rfdg (MBIA Insd)............................ 6.500    12/01/11        778,875
  5,875    Hudson Cnty, NJ Ctf Part Correctional Fac
           Rfdg (MBIA Insd)............................ 6.600    12/01/21      6,100,835
  1,250    Hudson Cnty, NJ Impt Auth Solid Waste Sys
           Rev Ser A (Prerefunded @ 07/01/04).......... 6.100    07/01/20      1,387,525
  1,250    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
           Jr Solid Waste Rfdg.........................   *      04/01/11        840,862
  2,300    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
           Solid Waste Rfdg............................   *      04/01/08      1,795,679
  6,500    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
           Solid Waste Rfdg............................   *      04/01/10      4,609,605
  7,055    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
           Solid Waste Rfdg............................   *      04/01/12      4,499,397
  2,000    Mercer Cnty, NJ Impt Auth Rev Ewing Brd of
           Ed Lease Proj (Prerefunded @ 05/15/02) (MBIA
           Insd)....................................... 6.400    05/15/11      2,086,760
    525    Middlesex Cnty, NJ Ctf Part (Prerefunded @
           02/15/04) (MBIA Insd)....................... 5.900    08/15/09        569,037
  2,000    Middlesex Cnty, NJ Impt Auth Util Sys Rev
           Perth Amboy Franchise Proj Ser A (AMBAC
           Insd)....................................... 5.000    09/01/29      2,010,500
  1,005    Monmouth Cnty, NJ Impt Auth Rev Govt Ln
           (AMBAC Insd)................................ 4.875    12/01/10      1,086,104
  1,000    Monroe Twp, NJ Muni Util Auth Middlesex Cnty
           Rev Rfdg (FGIC Insd)........................ 5.000    02/01/26      1,006,920
  1,500    New Jersey Econ Dev Auth Dist Heating &
           Cooling Rev Trigen Trenton Ser A............ 6.200    12/01/10      1,510,095
  2,215    New Jersey Econ Dev Auth Econ Dev Rev
           Manahawkin Convalescent Ser A Rfdg (FHA
           Gtd)........................................ 6.650    02/01/23      2,378,223
    425    New Jersey Econ Dev Auth Econ Dev Rev Ser F
           (LOC: Banque Nationale Paris)............... 6.600    06/01/12        438,957
    355    New Jersey Econ Dev Auth Econ Dev Rev Ser Y
           (LOC: Banque Nationale Paris)............... 6.600    06/01/12        369,853

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$ 3,000    New Jersey Econ Dev Auth Mkt Trans Fac Rev
           Sr Lien Ser A (MBIA Insd)................... 5.800%   07/01/08   $  3,276,810
  2,500    New Jersey Econ Dev Auth Mkt Trans Fac Rev
           Sr Lien Ser A (MBIA Insd)................... 5.800    07/01/09      2,730,675
  1,000    New Jersey Econ Dev Auth Rev First Mtg
           Cadbury Corp Proj A......................... 5.500    07/01/18      1,028,020
  2,000    New Jersey Econ Dev Auth Rev Morris Hall
           Saint Lawrence Proj A (LOC: NJ Natl Bnk).... 6.250    04/01/25      2,096,260
  2,750    New Jersey Econ Dev Auth Rev Trans Proj
           Sublease Ser A (FSA Insd)................... 5.000    05/01/18      2,797,300
 10,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd)........................ 5.900    03/15/21     11,452,200
  1,000    New Jersey Hlthcare Fac FHA Jersey City Med
           Ctr (AMBAC Insd)............................ 4.800    08/01/21      1,008,620
  1,075    New Jersey Hlthcare Fac Fin Auth Rev (AMBAC
           Insd)....................................... 6.125    07/01/11      1,183,360
  1,425    New Jersey Hlthcare Fac Fin Auth Rev
           (Prerefunded @ 07/01/04) (AMBAC Insd)....... 6.125    07/01/11      1,580,339
  5,575    New Jersey Hlthcare Fac Fin Auth Rev
           Atlantic City Med Ctr Ser C Rfdg............ 6.800    07/01/11      5,832,732
    300    New Jersey Hlthcare Fac Fin Auth Rev Christ
           Hosp Grp Issue (Connie Lee Insd)............ 7.000    07/01/04        332,349
  3,945    New Jersey Hlthcare Fac Fin Auth Rev Gen
           Hosp Ctr at Passaic (Escrowed to Maturity)
           (FSA Insd).................................. 6.500    07/01/11      4,601,448
  4,250    New Jersey Hlthcare Fac Fin Auth Rev Gen
           Hosp Ctr at Passaic (Escrowed to Maturity)
           (FSA Insd).................................. 6.750    07/01/19      5,222,358
  1,000    New Jersey Hlthcare Fac Fin Auth Rev
           Palisades Med Ctr Oblig Grp (ACA Insd)...... 5.250    07/01/28        987,200
    690    New Jersey Hlthcare Fac Fin Auth Rev Robert
           Wood Johnson Univ Hosp Ser B (MBIA Insd).... 6.625    07/01/16        706,008
    900    New Jersey Hlthcare Fac Fin Auth Rev Saint
           Mary Hosp (Escrowed to Maturity)............ 5.875    07/01/12      1,000,791
  1,500    New Jersey Hlthcare Fac Fin Auth Rev Southn
           Ocean Cnty Hosp Ser A....................... 6.125    07/01/13      1,535,610
  2,500    New Jersey Hlthcare Fac Fin Auth Rev Southn
           Ocean Cnty Hosp Ser A....................... 6.250    07/01/23      2,563,175
  2,200    New Jersey Hlthcare Fac Hlth Sys Catholic
           Hlth East Ser E (AMBAC Insd)................ 4.750    11/15/29      2,077,922
  1,000    New Jersey Hlthcare Fac Kennedy Hlth Sys.... 5.625    07/01/31      1,005,690

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$ 1,150    New Jersey St (Prerefunded @ 07/15/05)...... 6.800%   07/15/06   $  1,309,931
  1,175    New Jersey St Ed Fac Auth Rev Beth Medrash
           Govoha America Ser G........................ 5.875    07/01/12      1,250,177
  1,000    New Jersey St Ed Fac Auth Rev Beth Medrash
           Govoha America Ser G........................ 6.375    07/01/30      1,041,620
    500    New Jersey St Ed Fac Auth Rev Monmouth Univ
           Ser D....................................... 5.125    07/01/24        489,465
    915    New Jersey St Ed Fac Auth Seton Hall Univ
           Proj Rfdg (AMBAC Insd)...................... 5.000    07/01/18        934,627
  2,000    New Jersey St Hsg & Mtg Fin Agy Multi-Family
           Hsg Rev Ser A (AMBAC Insd).................. 5.550    05/01/27      2,047,440
  2,200    New Jersey St Hwy Auth Garden St Pkwy Gen
           Rev Sr Pkwy (Prerefunded @ 01/01/02)........ 6.250    01/01/14      2,259,290
  2,400    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
           (MBIA Insd) (a)............................. 6.500    01/01/16      2,931,240
  2,450    Newark, NJ Brd of Ed (MBIA Insd)............ 5.875    12/15/09      2,708,426
  2,000    North Bergen Twp, NJ (FSA Insd).............   *      08/15/09      1,468,560
  2,675    Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
           Apprec Ser A (FGIC Insd)....................   *      12/15/09      1,938,412
  2,000    Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
           Apprec Ser A (FGIC Insd)....................   *      12/15/10      1,380,540
  1,000    Port Auth NY & NJ Cons 106th Ser............ 5.625    07/01/08      1,077,470
  2,850    Port Auth NY & NJ Cons 78th Ser............. 6.500    04/15/11      2,907,684
  2,000    Port Auth NY & NJ Cons 85th Ser (MBIA
           Insd)....................................... 5.375    03/01/28      2,152,880
  2,000    Rockaway Vly, NJ Regl Swr Auth Swr Rev Rfdg
           (MBIA Insd).................................   *      12/15/09      1,449,280
  1,000    Rutgers St Univ of NJ Ser A Rfdg............ 6.400    05/01/13      1,184,760
  1,225    Rutgers St Univ of NJ Ser A Rfdg............ 6.500    05/01/18      1,272,591
  3,000    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
           Pub Svc Elec & Gas Ser D Rfdg (MBIA Insd)... 6.550    10/01/29      3,317,490
    750    Secaucus, NJ Muni Util Auth Swr Rev Ser A
           Rfdg........................................ 6.000    12/01/08        814,695
    165    Union City, NJ (FSA Insd)................... 6.375    11/01/10        196,784
  1,500    Union City, NJ (Prerefunded @ 09/01/02)
           (MBIA Insd)................................. 6.700    09/01/12      1,587,750
  2,000    Union Cnty, NJ Utils Auth Mercer Cnty (AMBAC
           Insd)....................................... 5.350    06/01/23      2,058,260

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$ 1,000    University Medicine & Dentistry Ser A (MBIA
           Insd)....................................... 5.000%   09/01/17   $  1,036,920
  1,350    Washington Twp NJ Muni Util Auth Mercer Cnty
           (MBIA Insd)................................. 5.800    09/01/13      1,416,015
                                                                            ------------
                                                                             151,713,179
                                                                            ------------
           GUAM  3.9%
  2,000    Guam Arpt Auth Rev Ser B.................... 6.700    10/01/23      2,072,100
  1,800    Guam Govt Ltd Oblig Hwy Ser A Rfdg
           (Prerefunded @ 05/01/02) (FSA Insd)......... 6.300    05/01/12      1,874,286
  1,500    Guam Govt Ser A............................. 5.625    09/01/02      1,514,355
  1,250    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.125    10/01/29      1,271,600
                                                                            ------------
                                                                               6,732,341
                                                                            ------------
           PUERTO RICO  7.0%
  1,750    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser T (Prerefunded @ 07/01/02).............. 6.500    07/01/22      1,828,523
  2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser Y Rfdg (FSA Insd)....................... 6.250    07/01/21      2,410,800
  1,700    Puerto Rico Comwlth Pub Impt (Prerefunded @
           07/01/02)................................... 6.800    07/01/21      1,779,628
  2,000    Puerto Rico Comwlth Rfdg (FGIC Insd) (b).... 5.250    07/01/09      2,179,740
  2,500    Puerto Rico Elec Pwr Auth Pwr Rev Ser EE
           Rfdg........................................ 4.750    07/01/24      2,410,725
    500    Puerto Rico Elec Pwr Auth Pwr Rev Ser T..... 6.125    07/01/09        548,220
  1,000    Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
           (Prerefunded @ 07/01/02).................... 6.875    07/01/21      1,047,340
                                                                            ------------
                                                                              12,204,976
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           U. S. VIRGIN ISLANDS  1.8%
$ 2,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A........................... 6.375%   10/01/19   $  2,165,860
  1,000    Virgin Islands Pub Fin Auth Rev Sr Lien Fd
           Ln Ser A Rfdg (ACA Insd).................... 5.625    10/01/25      1,021,030
                                                                            ------------
                                                                               3,186,890
                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  99.8%
  (Cost $156,799,184)....................................................    173,837,386
SHORT-TERM INVESTMENT  0.3%
  (Cost $500,000)........................................................        500,000
                                                                            ------------

TOTAL INVESTMENTS  100.1%
  (Cost $157,299,184)....................................................    174,337,386
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)............................       (179,328)
                                                                            ------------

NET ASSETS  100.0%.......................................................   $174,158,058
                                                                            ============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
FHA--Federal Housing Administration

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $157,299,184).......................  $174,337,386
Cash........................................................        92,190
Interest Receivable.........................................     2,371,815
Other.......................................................         1,970
                                                              ------------
    Total Assets............................................   176,803,361
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,096,720
  Income Distributions--Common and Preferred Shares.........       122,334
  Investment Advisory Fee...................................        88,437
  Administrative Fee........................................        29,479
  Affiliates................................................        10,487
Trustees' Deferred Compensation and Retirement Plans........       214,022
Accrued Expenses............................................        83,824
                                                              ------------
    Total Liabilities.......................................     2,645,303
                                                              ------------
NET ASSETS..................................................  $174,158,058
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 65,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,103,771 shares issued and
  outstanding)..............................................        61,038
Paid in Surplus.............................................    92,923,095
Net Unrealized Appreciation.................................    17,038,202
Accumulated Undistributed Net Investment Income.............       458,942
Accumulated Net Realized Loss...............................    (1,323,219)
                                                              ------------
    Net Assets Applicable to Common Shares..................   109,158,058
                                                              ------------
NET ASSETS..................................................  $174,158,058
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($109,158,058 divided by
  6,103,771 shares outstanding).............................  $      17.88
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................  $ 7,655,835
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      850,059
Administrative Fee..........................................      273,661
Preferred Share Maintenance.................................      151,619
Legal.......................................................       41,454
Trustees' Fees and Related Expenses.........................       21,060
Custody.....................................................        2,656
Other.......................................................      184,623
                                                              -----------
    Total Expenses..........................................    1,525,132
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,130,703
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   403,398
Net Unrealized Appreciation During the Period...............    5,980,441
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 6,383,839
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $12,514,542
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  6,130,703        $  4,928,724
Net Realized Gain...................................        403,398             318,894
Net Unrealized Appreciation During the Period.......      5,980,441           1,867,212
                                                       ------------        ------------
Change in Net Assets from Operations................     12,514,542           7,114,830
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (4,282,934)         (3,730,084)
  Preferred Shares..................................     (1,494,144)         (1,520,333)
                                                       ------------        ------------
                                                         (5,777,078)         (5,250,417)
                                                       ------------        ------------

Distributions from Net Realized Gain:
  Common Shares.....................................       (113,332)                -0-
  Preferred Shares..................................        (50,265)                -0-
                                                       ------------        ------------
                                                           (163,597)                -0-
                                                       ------------        ------------
Total Distributions.................................     (5,940,675)         (5,250,417)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      6,573,867           1,864,413
                                                       ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Acquired Through Merger:
  Common Shares.....................................     37,283,441                 -0-
  Preferred Shares..................................     25,000,000                 -0-
Value of Common Shares Issued Through Dividend
  Reinvestment......................................            -0-              32,804
                                                       ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..     62,283,441              32,804
                                                       ------------        ------------
TOTAL INCREASE IN NET ASSETS........................     68,857,308           1,897,217
NET ASSETS:
Beginning of the Period.............................    105,300,750         103,403,533
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $458,942
  and $194,360, respectively).......................   $174,158,058        $105,300,750
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                        -----------------------------
                                                         2001       2000       1999
                                                        -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)..........  $ 16.59   $  16.12   $  18.17
                                                        -------   --------   --------
  Net Investment Income...............................     1.21       1.25       1.25
  Net Realized and Unrealized Gain/Loss...............     1.29        .55      (1.96)
                                                        -------   --------   --------
Total from Investment Operations......................     2.50       1.80       (.71)
                                                        -------   --------   --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.......................      .88        .95        .95
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders..........................      .30        .38        .30
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.......................      .02        -0-        .07
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders..........................      .01        -0-        .02
                                                        -------   --------   --------
Total Distributions...................................     1.21       1.33       1.34
                                                        -------   --------   --------
NET ASSET VALUE, END OF THE PERIOD....................  $ 17.88   $  16.59   $  16.12
                                                        =======   ========   ========
Market Price Per Share at End of the Period...........  $ 15.96   $13.8125   $16.1875
Total Investment Return at Market Price (b)...........   22.52%     -8.98%     -2.61%
Total Return at Net Asset Value (c)...................   13.53%      9.12%     -5.97%
Net Assets at End of the Period (In millions).........  $ 174.2   $  105.3   $  103.4
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)...................................    2.12%      1.85%      1.75%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).....................    8.53%      7.75%      7.20%
Portfolio Turnover....................................       4%        19%         6%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)................................    1.11%      1.13%      1.10%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e).....................    6.45%      5.36%      5.45%
SENIOR SECURITIES:
Total Preferred Shares Outstanding....................    2,600      1,600      1,600
Asset Coverage Per Preferred Share (f)................  $66,984   $ 65,813   $ 64,627
Involuntary Liquidating Preference Per Preferred
  Share...............................................  $25,000   $ 25,000   $ 25,000
Average Market Value Per Preferred Share..............  $25,000   $ 25,000   $ 25,000

 * Non-Annualized

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.322 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                               See Notes to Financial Statements

                                                                       MARCH 27, 1992
                                                                      (COMMENCEMENT OF
YEAR ENDED OCTOBER 31,                                                   INVESTMENT
-------------------------------------------------------------------    OPERATIONS) TO
      1998       1997       1996       1995       1994       1993     OCTOBER 31, 1992
--------------------------------------------------------------------------------------
    $  17.57   $  16.95   $  16.91   $  14.80   $  18.18   $  14.88       $  14.68
    --------   --------   --------   --------   --------   --------       --------
        1.26       1.29       1.29       1.29       1.29       1.31            .58
         .64        .65        .08       2.13      (3.37)      3.31            .15
    --------   --------   --------   --------   --------   --------       --------
        1.90       1.94       1.37       3.42      (2.08)      4.62            .73
    --------   --------   --------   --------   --------   --------       --------
         .95        .95        .94        .92        .93        .92            .39
         .35        .36        .36        .39        .29        .28            .14
         -0-        .01        .02        -0-        .06        .09            -0-
         -0-        -0-        .01        -0-        .02        .03            -0-
    --------   --------   --------   --------   --------   --------       --------
        1.30       1.32       1.33       1.31       1.30       1.32            .53
    --------   --------   --------   --------   --------   --------       --------
    $  18.17   $  17.57   $  16.95   $  16.91   $  14.80   $  18.18       $  14.88
    ========   ========   ========   ========   ========   ========       ========
    $ 17.625   $16.5625   $ 15.375   $  14.75   $ 13.125   $  16.75       $  14.75
      12.37%     14.32%     10.91%     19.79%    -16.32%     20.92%           .83%*
       9.04%      9.61%      6.09%     21.03%    -13.59%     29.84%          1.62%*
    $  111.3   $  109.0   $  106.5   $  106.4   $   98.1   $  111.4       $   98.4
       1.73%      1.74%      1.80%      1.89%      1.85%      1.80%          1.77%
       7.05%      7.53%      7.64%      8.08%      7.75%      7.80%          6.40%
         10%         6%        11%        14%        12%        19%            28%*
       1.10%      1.09%      1.12%      1.15%      1.15%      1.12%          1.23%
       5.08%      5.44%      5.50%      5.63%      5.99%      6.15%          4.83%
         800        800        800        800        800        800            800
    $139,166   $136,223   $133,165   $132,983   $122,619   $139,209       $123,022
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade New Jersey Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and New Jersey gross income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New Jersey municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $84,785.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $1,542,914 which will expire between October 31, 2002 and October 31, 2007. Of this amount, $1,184,700 will expire on October 31, 2002.

    At October 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $157,299,184; the aggregate gross unrealized appreciation is $17,038,202 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long- and short-term investments of $17,038,202.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $22,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $34,100 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

3. CAPITAL TRANSACTIONS

At October 31, 2001 and 2000, paid in surplus related to common shares aggregated $92,923,095 and $57,680,107, respectively. Transactions in common shares were as follows:

                                                              YEAR ENDED     YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,
                                                                 2001           2000
                                                              -----------    -----------
Beginning Shares............................................   3,935,130      3,933,095
Shares Acquired Through Merger..............................   2,168,641            -0-
Shares Issued Through Dividend Reinvestment.................         -0-          2,035
                                                               ---------      ---------
Ending Shares...............................................   6,103,771      3,935,130
                                                               =========      =========

    On May 18, 2001, the Trust acquired all of the assets and liabilities of the Van Kampen New Jersey Value Municipal Income Trust (ticker symbol VJV) through a tax free reorganization approved by VJV Trust shareholders on May 9, 2001. The Trust issued 2,168,641 common shares and 1,000 Auction Preferred Shares ("APS") valued at $37,283,441 and $25,000,000, respectively, in exchange for VJV Trust's net assets. The shares of VJV Trust were converted into Trust shares at a ratio of 0.86686 to 1 and 1 to 1, for common shares and APS, respectively. Included in these net assets was a capital loss carryforward of $1,726,377 which is included with accumulated net realized gain/loss, and the deferred compensation balance of $89,043 which is included with accumulated undistributed net investment income. Net unrealized appreciation of VJV Trust as of May 18, 2001 was $3,834,186. Combined net assets on the day of reorganization were $169,931,827.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,154,980 and $5,901,718, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,600 APS. Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on October 31, 2001 was 2.150%. During the year ended October 31, 2001, the rates ranged from 2.150% to 4.740%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and

Shareholders of Van Kampen Trust for

Investment Grade New Jersey Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade New Jersey Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 13, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade New Jersey Municipals as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 100% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust paid $163,597 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
---------------------------------------------------------------------------------------
Theodore A. Myers........................................   1,596                    4

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III.................................  3,676,753             45,679
Hugo F. Sonnenschein...................................  3,677,898             44,534

The other trustees whose terms did not expire in 2001 are David C. Arch, Rod Dammeyer, Howard J Kerr, and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VTJ ANR 12/01                                                  Member NASD/SIPC.
                                                                4583L01-AS-12/01